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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 19, 2000



                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               MARYLAND                                 1-12546                              33-0577520
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)
            INCORPORATION)

                 4220 VON KARMAN AVE, SECOND FLOOR                                  92660-2002
                 NEWPORT BEACH, CALIFORNIA                                          (ZIP CODE)
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 223-5000

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.    OTHER.

         Filed herewith as Exhibit 99.1 is a press release issued on June 20, 2000 by Pacific Gulf Properties Inc. (the "Company") announcing the execution of a definitive agreement to sell its portfolio of industrial properties.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed with this report on Form 8-K:

     Exhibit No.                   Description
     -----------                   -----------

         2.1 Agreement of Purchase and Sale dated as of June 20, 2000 between Pacific Gulf Properties Inc. and Calwest Industrial Properties, LLC.

         99.1                 Press Release of Pacific Gulf Properties Inc.
                              issued on June 20, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PACIFIC GULF PROPERTIES INC.



Date:  June 20, 2000                   By: /s/ DONALD G. HERRMAN
                                           -------------------------------------
                                               Donald G. Herrman
                                               Executive Vice President and
                                               Chief Financial Officer and
                                               Secretary


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                                 EXHIBIT INDEX


     Exhibit No.                   Description
     -----------                   -----------

         2.1 Agreement of Purchase and Sale dated as of June 20, 2000 between Pacific Gulf Properties Inc. and Calwest Industrial Properties, LLC.

         99.1                 Press Release of Pacific Gulf Properties Inc.
                              issued on June 20, 2000.